UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 9, 2021

MAGELLAN GOLD CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Nevada	000-54658	27-3566922
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification number)

602 Cedar St., Ste. 205, Wallace, Idaho 83873

(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code: 707-291-6198

______________________________________________________

(Former name or former address, if changed since last report)

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OF A REGISTRANT

In February, 2021, Magellan Gold Corporation, a Nevada corporation (the “Company”) sold a 10% Convertible Promissory Note in the principal amount of $200,000 to AJB Capital Investments, LLC (“AJB”) for a total consideration of $184,000 (“Note”). The Note is unsecured. The Note was purchased pursuant to the terms and conditions of a Securities Purchase Agreement dated February, 2021 (the “SPA”). The Note and the SPA are filed herewith as Exhibits 10.1 and 10.2 respectively. AJB was also paid a commitment fee in the amount of $200,000 payable by the issuance of an aggregate of 266,667 shares of the Company’s common stock. The commitment fee is partially redeemable under certain circumstances.

The Note is convertible into shares of common stock at a conversion price equal to 90% of the lowest trading price of the common stock during the 20 Trading Days immediately preceding the conversion. The conversion price is subject to adjustment under certain circumstances.

ITEM 3.02	UNREGISTERED SALE OF EQUITY SECURITIES
ITEM 7.01	REGULATION FD DISCLOSURE

The following sets forth the information required by Item 701 of Regulation S-K with respect to the unregistered sales of equity securities by Magellan Gold Corporation (the "Company") with respect to the Unit Offering:

a.	In February, 2021, the Company sold a 10% Convertible Promissory Note in the principal amount of $200,000 as described in Item 2.03 above. The Company also issued to the investor an aggregate of 266,667 shares of common stock as a commitment fee (the “Commitment Fee Shares”).

b.	The Note and Commitment Fee Shares were (collectively the “Securities”) were sold to one (1) investor who qualified as an "accredited investor" within the meaning of Rule 501(a) of Regulation D under the Securities Act of 1933 as amended (the "Securities Act").

c.	The Company paid no fees or commissions in connection with the issuance of the Securities.

d.	The issuance of the Securities was undertaken without registration under the Securities Act in reliance upon an exemption from the registration requirements of the Securities Act set forth in Rule 506(b) of Regulation D and Section 4(2) thereunder. The investors each qualified as an "accredited investor" within the meaning of Rule 501(a) of Regulation D. In addition, the Securities, which were taken for investment purposes and not for resale, were subject to restrictions on transfer. We did not engage in any public advertising or general solicitation in connection with this transaction, and we provided the investor with disclosure of all aspects of our business, including providing the investor with our reports filed with the Securities and Exchange Commission and other financial, business and corporate information. Based on our investigation, we believed that the accredited investors obtained all information regarding the Company that each requested, received answers to all questions posed and otherwise understood the risks of accepting our Securities for investment purposes.

e.	The terms of conversion of the Note are set forth in the form Note filed herewith.

f.	Not applicable.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

Item	Title
10.1	Promissory Note
10.2	Securities Purchase Agreement

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Magellan Gold Corporation

Date: April 23, 2021	By: /s/ Michael B. Lavigne President

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